EATON VANCE MULTI-CAP GROWTH FUND

Supplement to Prospectus dated January 1, 2013

1.   The following replaces “Portfolio Managers” under “Management” in “Fund Summary”:

Portfolio Managers

Yana S. Barton, Vice President of BMR, has co-managed the Fund since 2013.

Lewis R. Piantedosi, Vice President of BMR, has co-managed the Fund since 2013.

2   The following replaces the second paragraph under “Management and Organization”:

The Fund is co-managed by Yana S. Barton and Lewis R. Piantedosi. Ms. Barton and Mr. Piantedosi have served as portfolio managers of the Fund since 2013. Ms. Barton and Mr. Piantedosi manage other Eaton Vance portfolios, have been Eaton Vance portfolio managers for more than five years and are Vice Presidents of Eaton Vance and BMR.

November 1, 2013	7870-11/13